Exhibit 10.2

SUPPLEMENT AND JOINDER AGREEMENT

THIS SUPPLEMENT AND JOINDER AGREEMENT (this “Agreement”) dated as of July 17, 2008, is being executed and delivered pursuant to the provisions of Section 2.6 of that certain Amended and Restated Credit Agreement dated as of October 21, 2004, among TEPPCO PARTNERS, L.P., as Borrower, the Lenders from time to time parties thereto, and SUNTRUST BANK, as Administrative Agent for the Lenders (as the same has been, and may hereafter be, amended, restated and supplemented from time to time, the “Credit Agreement”), by each of the existing Lenders listed on the signature pages hereto (each a “Consenting Lender” and collectively the “Consenting Lenders”), by each of the banks and other lenders listed on the signature pages hereto that was not, prior to the date hereof, a Lender under the Credit Agreement (each an “Additional Lender” and collectively the “Additional Lenders”), and the Borrower, and accepted by the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

BACKGROUND

A.           Pursuant to Section 2.6 of the Credit Agreement, the Borrower has notified the Administrative Agent and each of the Lenders that the Borrower proposes to increase the Aggregate Commitment Amount under the Credit Agreement to the total amount of $950,000,000.

B.           Each of the Consenting Lenders has agreed to increase its Commitment by the amount specified for such Consenting Lender on Schedule I attached to this Agreement, and each of the Additional Lenders has agreed to extend to the Borrower a new Commitment in the amount specified for such Additional Lender on such Schedule I and to become an additional Lender for all purposes of the Credit Agreement.

C.           The parties to this Agreement are entering into this Agreement for purposes of effecting the increase in the Commitments of the Consenting Lenders and the extension of the new Commitments of the Additional Lenders, all as contemplated by Section 2.6 of the Credit Agreement.

Accordingly, each of the parties to this Agreement hereby agrees as follows:

1.   Each of the Consenting Lenders hereby agrees to increase the amount of its Commitment to the Borrower under the Credit Agreement by the respective amount for such Consenting Lender shown as being its “Increase in Commitment” on Schedule I attached to this Agreement. Such increase shall take effect for all purposes of the Credit Agreement on the Effective Date (as hereinafter defined) of this Agreement.

2.   Each of the Additional Lenders hereby extends to the Borrower, subject to and on the terms and conditions set forth in the Credit Agreement, a Commitment in the amount shown for such Additional Lender as its “Additional Commitment” on Schedule I attached to this Agreement, from and after the Effective Date of this Agreement, and agrees to perform in accordance with the terms thereof all of the obligations which by the terms of the Credit

Agreement and the other Credit Documents are required to be performed by it as a Lender thereunder. Each Additional Lender represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date of this Agreement, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have and perform all of the obligations of a Lender thereunder, and (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 of the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to extend the Commitment to the Borrower pursuant to the terms of the Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender. Each Additional Lender agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions and analysis in taking or not taking action under the Credit Agreement or any other Credit Documents. Each Additional Lender has submitted, or shall promptly hereafter submit, to the Administrative Agent an administrative questionnaire duly completed by such Additional Lender to be used and relied upon by the Administrative Agent for all purposes of the Credit Agreement.

3.   Each party hereto acknowledges and agrees that the respective Commitments of the Additional Lenders, the Consenting Lenders, and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders. After giving effect to the additional and increased Commitments as provided in this Agreement, each party further acknowledges and agrees that upon the funding of any additional Borrowings on or after the Effective Date, the outstanding principal amounts of all Commitments and the respective Percentages of the Lenders are those set forth on Schedule II.

4.   Each party hereto agrees that this Agreement and the effectiveness of the additional and increased Commitments as provided in this Agreement shall be subject to satisfaction by the Borrower of the following conditions and requirements:

          (a)  The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

              (i)  a counterpart of this Agreement signed by the Consenting Lenders, the Additional Lenders, the Borrower and the Administrative Agent;

              (ii)  a duly executed Note payable to each Consenting Lender and Additional Lender to the extent requested by any such Lender;

              (iii)  a certificate of the Secretary or Assistant Secretary of the General Partner of the Borrower, attaching and certifying copies of the authorizing resolutions for the additional and increased Commitments and any Borrowings thereunder as provided in this Agreement; and

     (iv)  the favorable written opinions of Bracewell & Giuliani LLP and Patricia A. Totten, each as counsel to the Borrower, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Borrower and this Agreement and the transactions contemplated herein as the Administrative Agent shall reasonably request.

          (b)      The Borrower shall have paid to the Administrative Agent (i) all costs and expenses incurred by the Administrative Agent in connection with this Supplement and Joinder Agreement and the transactions contemplated herein, including without limitation, all reasonable fees and expenses of counsel for the Administrative Agent, and (ii) for the account of each Consenting Lender and Additional Lender, an upfront fee in an amount equal to 0.20% of such Consenting Lender’s Increase in Commitment, and 0.20% of such Additional Lender’s Additional Commitment, in each case as shown on Schedule I to this Agreement.

The date on which the foregoing conditions have been satisfied shall be the “Effective Date” of this Agreement.

5.   The Borrower represents and warrants to the Administrative Agent and the Lenders as of the Effective Date that (i) this Agreement has been duly authorized, executed and delivered by the Borrower, (ii) the Credit Agreement, as supplemented hereby, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) no Default or Event of Default exists, (iv) all representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (v) since the date of the most recent financial statements of the Borrower delivered to the Lenders pursuant to Section 8.1 of the Credit Agreement, there has been no change which has resulted in, or could reasonably be expected to result in, a Material Adverse Event.

6.   Except as supplemented hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect, The Credit Agreement, as supplemented hereby, and all rights, powers and obligations created thereby or thereunder and under the Credit Documents and all such other documents executed in connection therewith are in all respects ratified and confirmed.

7.   This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement, together with the applicable provisions of the Credit Agreement, constitutes the entire agreement among the parties hereto regarding the subject matter hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter.

8.   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Consenting Lenders, the Additional Lenders, and the Borrower have caused this Agreement to be duly executed and delivered by their respective authorized officers and representatives, and the Administrative Agent, for the benefit of the Additional Lenders, the Consenting Lenders. and all other Lenders under the Credit Agreement, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

SUNTRUST BANK, as a Consenting Lender

By: /s/ David Edge
Name: David Edge
Title: Managing Director

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Consenting Lender

By: /s/ Shannon Townsend
Name: Shannon Townsend
Title: Director

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By: /s/ Jennifer Fitzgerald
Name: Jennifer Fitzgerald
Title: Associate

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

BNP PARIBAS,
as a Consenting Lender

By: /s/ Gregory E. George
Name: GREGORY E. GEORGE
Title: Managing Director

/s/ Greg Smothers
GREG SMOTHERS
DIRECTOR

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

THE ROYAL BANK OF SCOTLAND plc
as a Consenting Lender

By: /s/ Brian D. Williams
Name: Brian D. Williams
Title: Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

UBS LOAN FINANCE LLC, as a Consenting Lender

By: /s/ Richard L. Tavrow /s/ David B. Julle
Name: Richard L. Tavrow David B. Julle
Title: Director Associate Director
Banking Products Banking Products
Services, US Services, US

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

UNION BANK OF CALIFORNIA, N.A., as a Consenting Lender

By: /s/ Daniel A. Davis
Name: Daniel A. Davis
Title: Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

WELLS FARGO BANK, N.A., as a Consenting Lender

By: /s/ Terrence D’Souza
Name: Terence D’Souza
Title: Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

DnB NOR BANK ASA, As an additional Lender

By: /s/ Thomas Tangen
Name: Thomas Tangen
Title: First Vice President

By: /s/ Kristin Riise
Name: Kristin Riise
Title: Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

MIZUHO CORPORATE BANK (USA) as an Additional Lender

By: /s/ Leun Mo
Name: Leun Mo
Title: Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION,
as an Additional Lender

By: /s/ Masakazu Hasegawa
Name: Masakazu Hasegawa
Title: Joint General Manager

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

      TEPPCO PARTNERS, L.P.,
      as Borrower

By: TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC,
as General Partner

By: /s/ William G. Manias
Name: William G. Manias
Title: Vice President and
Chief Financial Officer

ACCEPTED THIS    17th
DAY OF JULY, 2008:

SUNTRUST BANK,
as Administrative Agent

By: /s/ David T. Edge Name: David Edge Title: Managing Director

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

Schedule I

ADDITIONAL AND INCREASED COMMITMENTS

Consenting Lenders	Increases in Commitments
SunTrust Bank	$14,500,000
Wachovia Bank, National Association	14,500,000
JPMorgan Chase Bank, N.A.	14,000,000
BNP Paribas	14,000,000
The Royal Bank of Scotland plc	14,000,000
UBS Loan Finance LLC	5,000,000
Union Bank of California, N.A.	10,000,000
Wells Fargo Bank, NA	19,000,000

Additional Lenders	Additional Commitments
Mizuho Corporate Bank (USA)	$70,000,000
DnB Nor Bank ASA	50,000,000
Sumitomo Mitsui Banking Corporation	25,000,000

TOTAL INCREASES AND ADDITIONS:  $250,000,000

Schedule II

LENDER COMMITMENTS AND PERCENTAGES*

Lenders	Commitment Amounts	Percentages
SunTrust Bank	$93,000,000	9.78947368%
Wachovia Bank, National Association	93,000,000	9.78947368%
JPMorgan Chase Bank, NA.	84,000,000	8.84210526%
BNP Paribas	82,000,000	8.63157895%
The Royal Bank of Scotland plc	82,000,000	8.63157895%
Wells Fargo Bank, NA	84,000,000	8.84210526%
KeyBank National Association	60,000,000	6.31578947%
Union Bank of California, N.A.	60,000,000	6.31578947%
Lehman Brothers Bank, FSB	38,500,000	4.05263158%
UBS Loan Finance LLC	43,500,000	4.57894737%
Citibank, N.A.	35,000,000	3.68421053%
The Bank of New York	35,000,000	3.68421053%
Bank of Communications,	15,000,000	1.57894737%
New York Branch
DnB Nor Bank ASA	50,000,000	5.26315789%
Mizuho Corporate Bank (USA)	70,000,000	7.36842106%
Sumitomo Mitsui Banking Corporation	25,000,000	2.63157895%
TOTAL	$950,000,000	100.00000000%

*Upon the effectiveness of the Increases in Commitments and Additional Commitments as provided in the Supplement and Joinder Agreement

[SIGNATURE PAGE TO GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT]

GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned Guarantors consents to the execution and delivery by the Borrower of the foregoing Supplement and Joinder Agreement and jointly and severally ratifies and confirms the terms of the Guaranty with respect to ail indebtedness now or hereafter outstanding under the Credit Agreement as supplemented hereby and all promissory notes issued thereunder. Each of the undersigned Guarantors acknowledges and agrees that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligations of the Borrower, the Guaranty (i) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guarantee of payment of all “Guarantor Obligations” to the extent and as provided therein, including without limitation, all Borrowings (including, without limitation, all Revolver Borrowings, Swingline Borrowings, and Term Borrowings) and Letters of Credit made and issued under the Credit Agreement, as supplemented hereby, and (ii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the obligations or liabilities of any Guarantor under the Guaranty.

[Signature Page Follows]

       VAL VERDE GAS GATHERING
       COMPANY, L.P.,
       as Borrower

By: TEPPCO NGL Pipelines, LLC, its sole General Partner

By: /s/ William G. Manias
Name: William G. Manias
Title: Vice President and
Chief Financial Officer

    TCTM, L.P.,

By: TEPPCO GP, Inc., its sole General Partner

By: /s/ William G. Manias
Name: William G. Manias
Title: Vice President and
Chief Financial Officer

   TEPPCO MIDSTREAM COMPANIES, LLC

By: TEPPCO GP, Inc., its sole Manager

By: /s/ William G. Manias
Name: William G. Manias
Title: Vice President and
Chief Financial Officer

                                  TE PRODUCTS PIPELINE COMPANY, LLC

By: TEPPCO GP, Inc., its sole Manager

[SIGNATURE PAGE TO GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT]

By: /s/ William G. Manias
Name: William G. Manias
Title: Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT]

AMENDED AND RESTATED NOTE

$93,000,000	July 17 , 2008

FOR VALUE RECEIVED, TEPPCO PARTNERS, L.P., a Delaware limited partnership (the “Maker”). promises to pay to the order of SUNTRUST BANK (the “Payee”), the principal amount of $93,000,000 or so much thereof as shall have been advanced by the Payee to the Maker pursuant to the Credit Agreement described below and shall from time to time be outstanding, together with interest on the unpaid amounts thereof from time to time outstanding.

This note is a “Note” under the Amended and Restated Credit Agreement, dated as of October 21, 2004 (as renewed, extended, amended, supplemented or restated, the “Credit Agreement”), among the Maker, the Payee, certain other Lenders from time to time parties thereto, and SunTrust Bank, as the Administrative Agent for the Lenders.

This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity date for this note, which is the Stated Termination Date.  Principal and interest are payable to the holder of this note by payment to the Administrative Agent at its offices at 303 Peachtree Street, N.E., 10th Floor, Atlanta, Georgia 30308 or at any other address of which the Administrative Agent may notify the Maker in writing.

This note also incorporates by reference all other provisions in the Credit Agreement applicable to this note including provisions for disbursement of principal, applicable interest rates before and after certain Events of Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorney’s fees, courts costs and other costs of collection, certain waivers by the Maker and other obligors, assurances and security, choice of New York and United States federal law, usury savings and other matters applicable to the Credit Documents under the Credit Agreement.

This note is being delivered by the Maker and accepted by the Payee as a substitution and replacement for the revolving credit notes previously made by the Maker and delivered to the Payee evidencing the obligations under the Existing Credit Agreement and the Credit Agreement (the “Original Obligations”), but not as payment of such Original Obligations or as a novation with respect thereto.

TEPPCO PARTNERS, L.P., as the Maker

By: TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC, as General Partner

By: /s/ William G. Manias Name: William G. Manias
Title: Vice President and Chief Financial Officer

[Signature Page for Amended and Restated Note]